EXHIBIT 10.29

[Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portions have been filed separately with the Securities and Exchange Commission.]

AMENDMENT

TO

PRIVATE LABEL SUPPLY AGREEMENT

THIS AMENDMENT (this “Amendment”) is made as of February 28, 2012, by and between BAUSCH & LOMB INCORPORATED (“B&L”) and UNILENS CORP. USA (“Unilens”).

WHEREAS, B&L and Unilens are parties to a certain Private Label Supply Agreement, dated June 4, 2002 (the “Supply Agreement”), pursuant to which B&L supplies Unilens with [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens, which is the Product currently referred to in Section 1.6 of the Supply Agreement; and

WHEREAS, B&L may [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] lens; and

 WHEREAS, B&L and Unilens desire to amend the Supply Agreement in certain respects as set forth herein to [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.];

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions.

(a)

Product.   Section 1.6 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

1.6 Product.  Product shall mean individually and collectively (a) [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.], and (b) the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].

(b)

Forecasts.  Section 1.6 of the Supply Agreement is hereby amended to delete the definition of Rolling Forecast and to replace it with the following:  “Annual Forecast shall have the meaning set forth in Section 2.1.”

(c)

Specifications. Section 1.8 of the Supply Agreement is hereby amended to add the specifications for the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lens to be provided by B&L within ninety (90) days after the date hereof, which specifications only apply to the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].

(d)

[omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].  New Sections 1.12, 1.13, 1.14 and 1.15 are added to the Supply Agreement, which sections will read in their entirety as follows:

1.12 Full-Scale Distribution shall mean wide-scale marketing and distribution [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lenses [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].  For purposes of clarity, limited distribution of samples or inventory sets to select or limited accounts for initial product acceptance and marketing is not deemed “Full-Scale Distribution.”

1.13 License Agreement shall mean the License Agreement, dated as of October 25, 2001, between Unilens and B&L, as amended by the Amendment to License Agreement of even date herewith and as it may be amended in the future.

1.14 [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lens shall mean [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] A contact lens embodying the Know-How or Technology (each as defined in the License Agreement), including the Patent Rights (as defined in the License Agreement) to be manufactured for sale within the Territory that meets the Specifications for such lens.  For clarity, such lens may or may not be branded a “[omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.]”.

1.15 [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] shall mean [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens embodying the Know-How or Technology (each as defined in the License Agreement) or covered by the Patent Rights (as defined in the License Agreement) to be manufactured for sale within the Territory that B&L currently supplies to Unilens.

2.

Ordering. Section 2.1 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

2.1

Ordering Through Submittal of Rolling Forecast.  Unilens shall use B&L as its exclusive supplier of sale units and trial units of the Product throughout the term of this Agreement.  Not later than November 1 of each calendar year during the Term, Unilens will provide B&L with a written eighteen (18) month forecast of the quantities of Product that Unilens expects to purchase during the following calendar year ("Forecast"), including whether such lenses are [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lenses. The Forecasts shall be used for planning purposes only.  Not later than 60 days prior to the beginning of each calendar quarter during the Term, Unilens will submit to B&L a binding three month purchase order for the Product ("Firm Orders") for such calendar quarter. All Firm Orders shall identify specific SKU's, including but not limited to, trial units, sale units, powers, pack configurations, etc.  B&L shall deliver the Product specified in each Firm Order in the monthly installments specified in such Firm Order; provided, however, that, after B&L begins shipments of the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lens to Unilens, it shall make deliveries against Firm Orders of both the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] and the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lens quarterly, and not monthly.  Firm Orders shall not exceed one-quarter (1/4) of Total Annual Units or ten percent (10%) of the applicable quarter’s annual capacity, whichever is greater.  Notwithstanding the above, except as set forth in Section 2.5(b), Unilens shall not be permitted to exceed the Total Annual Units in any Annual Period.

3.

Total Annual Units.  The first sentence of Section 2.3 of the Supply Agreement is hereby revised in its entirety to read as follows:  “For purposes of this Agreement, “Total Annual Units” means [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] units.”  Exhibit 2.3 of the Supply Agreement is hereby deleted.

4.

Product Discontinuance and Replacement.  A new section is hereby added to the Supply Agreement, which section will read in its entirety as follows:

2.5

Ordering of [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].

(a)  Unilens may order [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] under this Agreement until [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] for the United States in accordance with Section 2.5(b).  Unilens may order [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lenses under this Agreement at any time after the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lenses have been in Full-Scale Distribution for at least 60 consecutive days.  For purposes of clarity, assuming B&L [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.], Unilens may order [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lenses as it determines in its sole discretion; provided, however, that all limitations contained in this Agreement, including the volume limitations contained in Section 2.3 shall apply to orders for one or both types of lenses.

(b)

In its sole discretion, B&L may [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens to Unilens under this Agreement following B&L’s [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.]  B&L shall provide Unilens with prior written notice of [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].  For up to 120 days after such notice, Unilens may purchase up to [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lenses without regard to the limitations on quantities provided in Sections 2.1 and 2.3.

5.

Other Materials.  A new section is hereby added to the Supply Agreement, which section will read in its entirety as follows:

2.6

[omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].  If B&L decides [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.], it shall so notify Unilens in writing a reasonable time prior to B&L’s initial distribution of such lenses and shall accompany such notice with a description of, and specifications for, such lenses, in reasonable detail.  Unilens shall have 30 days to determine if it wishes to purchase [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] and if it notifies B&L in writing of its desire to do so, the parties shall negotiate in good faith with a view to entering into an amendment of this Agreement to include the supply of [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] by B&L to Unilens on such additional terms and conditions as the parties may agree; provided, however, that it is agreed and acknowledged that neither party shall be obligated to enter into such an amendment.

6.

Miscellaneous.  All references to “Agreement” in the Supply Agreement shall mean the Supply Agreement as amended hereby. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given them by the Supply Agreement.  Except as otherwise provided in this Amendment, the Supply Agreement shall continue unchanged and in full force and effect.  Nothing in this Amendment shall affect in any manner the provisions of the License Agreement.  This Amendment constitutes the entire agreement of the parties with respect to its subject matter, merges and supersedes any prior understanding with respect to its subject matter and shall not be modified except by a written instrument executed by each of the parties.  This Amendment may be executed in two counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

UNILENS CORP. USA

BAUSCH & LOMB INCORPORATED

By /s/ Michael Pecora

By /s/Sheila A. Hopkins

     Name: Michael Pecora

     Name: Sheila A. Hopkins

     Title: President and Chief Executive Officer

     Title: President Global Vision Care

Exhibit A

[ Omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended. The omitted portion has been filed separately with the Securities  and Exchange Commission.]